UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08043

The Berkshire Funds (Exact name of Registrant as specified in charter)

475 Milan Drive, Suite #103
San Jose, CA 95134-2453
(Address of principal executive offices) (Zip code)

Malcolm R. Fobes III The Berkshire Funds 475 Milan Drive, Suite #103 San Jose, CA 95134-2453 (Name and address of agent for service)

1-408-526-0707
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Reports to Stockholders.

This report is provided for the general information of the Berkshire Funds shareholders. It is not authorized for distribution unless preceded or accompanied by an effective Prospectus, which contains more complete information about the Berkshire Funds. Please read it carefully before you invest.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-877-526-0707 or visit berkshirefunds.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends and capital gain distributions.

The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely-held stocks primarily listed on the New York Stock Exchange. The S&P 500® Index is a registered trademark of Standard & Poor’s Corporation and is a market-weighted index of common stock prices for 500 large U.S. companies. The Nasdaq Composite Index is a capitalization-weighted index of over 5,000 common stocks listed on the Nasdaq Stock Market. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance.

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors are not recommendations to purchase or sell any particular security.

FUND OVERVIEW – BERKSHIRE FOCUS FUND
December 31, 2013 (unaudited)

PERFORMANCE COMPARISON (Average annual total returns as of 12/31/13)

	1 Year	3 Year	5 Year	10 Year	Since Inception (1)

Berkshire Focus Fund	43.09%	16.82%	33.68%	12.20%	4.84%
Dow Jones Industrial Average	29.65%	15.71%	16.74%	7.44%	7.14%
S&P 500® Index	32.39%	16.18%	17.94%	7.41%	6.45%
Nasdaq Composite Index	40.16%	17.84%	22.95%	8.82%	7.53%

NET ASSETS
12/31/13	$71.5 Million

TOP TEN STOCK HOLDINGS(2)
Apple, Inc.	14.72%
Google, Inc. (Class A)	9.29%
Priceline.com, Inc.	9.15%
Amazon.com, Inc.	8.84%
Facebook, Inc. (Class A)	6.67%
Workday, Inc. (Class A)	4.97%
Salesforce.com, Inc.	4.97%
Illumina, Inc.	4.97%
Under Armour, Inc. (Class A)	4.87%
Baidu, Inc. – ADR	4.66%

SECTOR ALLOCATION(4)
Internet Software & Services	36.37%
Business Software & Services	17.71%
Computer Hardware	14.72%
Internet Social Media	10.20%
Biotechnology	6.96%
Apparel Clothing	4.87%
Renewable Energy	3.76%
Restaurants	3.11%
Automobile Manufacturers	1.98%
Exchange Traded Funds	0.00%
Retail	0.00%

NET ASSET VALUE
Net Asset Value Per Share	$17.83

(1)	The Fund's inception date was July 1, 1997.

(2)	Stated as a percentage of total net assets as of 12/31/13. The holdings information provided should not be construed as a recommendation to purchase or sell a particular security and may not be representative of the Fund’s current or future investments.

(3)	This chart assumes an initial investment of $10,000 made on 12/31/03. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes.

(4)	Stated as a percentage of total net assets as of 12/31/13. The holdings by sector are presented to illustrate examples of the sectors in which the Fund has bought securities and may not be representative of the Fund’s current or future investments.

(5)	This Fund concentrates its investments in the technology industry. As a result, the Fund is subject to greater risk than more diversified funds because of its concentration of investments in fewer companies and certain segments of a single industry.

Berkshire Focus Fund
Performance and Portfolio Discussion
12/31/2013

LETTER TO THE SHAREHOLDERS

Dear Fellow Shareholders,

For the twelve month period ended December 31, 2013, the Berkshire Focus Fund outperformed its primary benchmark index. The Fund generated a total return of +43.09% while the S&P 500® Index – which we consider to be the Fund’s primary benchmark index – had a total return of +32.39% over the same period. For comparative purposes, the Dow Jones Industrial Average posted a return of +29.65% and the Nasdaq Composite Index generated a return of +40.16% for the calendar year. Please see the Fund Overview section and the accompanying financial statements for more detailed information about the Fund’s longer-term performance. All return data includes reinvested dividends but do not reflect the impact of taxes.

Unprecedented monetary stimulus from the Federal Reserve, modest U.S. economic growth at an accelerating pace, low inflation, an improving employment picture coupled with a strengthening housing market, strong corporate earnings growth with record profit margins, and a stabilization of Europe’s economy – all took center stage in the news headlines over the past twelve months. Against this backdrop, the major U.S. equity markets posted sharp double-digit gains for the year, highlighted by brief periods of volatility along the way.

At the beginning of the third quarter of 2013, stock markets were able to surmount concerns over Federal Reserve Chairman Ben Bernanke’s caution that the Fed eventually would taper its quantitative easing program before the end of the year. The Fed Chairman’s remarks spurred a sharp rise in global interest rates and a drop in equity markets at the end of June. U.S. stock markets quickly resumed their upward climb in July after the Federal Open Market Committee maintained its asset purchase program at a pace of $85 billion per month. During the quarter U.S. gross domestic product (“GDP”) accelerated at a 4.1% annual rate, once again renewing talk of a Fed tapering. In addition, potential U.S. military action in Syria, uncertainty over the next Fed chairman, and upcoming budget and debt ceiling debates in Washington D.C., caused stock markets to retreat in mid-August. As the quarter progressed however, U.S. equity markets rebounded adding to their already sizable year-to-date gains – then drifted slightly lower for the balance of the period.

Early in the fourth quarter, U.S. stock markets extended their upward trajectory after a removal of some unknowns – including a military strike against Syria which never materialized due to U.S. diplomacy, Janet Yellen as the odds-on favorite to become Fed chairman, and the Federal Reserve’s surprise decision to delay tapering in late September. Equities then continued their persistent climb throughout the months of November and December – even after the Federal Reserve finally announced that it would start to unwind its historic stimulus by reducing its monthly asset purchases by $10 billion to $75 billion. The stock markets rallied strongly into the last day of the year with the Dow Jones Industrial Average and the S&P 500® Index reaching new all-time highs, and the Nasdaq Composite Index trading at its highest level in 13 years.

Looking at the portfolio, the Fund’s biggest percentage gainers which contributed most to our relative outperformance during the year were Facebook (FB), LinkedIn (LNKD), Netflix (NFLX), Priceline.com (PCLN) and Tesla Motors (TSLA). Other contributors to the Fund during the period were Amazon.com (AMZN), Google (GOOG) and Workday (WDAY). Detracting from the Fund during the period was Apple (AAPL). New or significant additions to the portfolio in the second half of the year included Baidu (BIDU), Biogen Idec (BIIB), Chipotle Mexican Grill (CMG), Gilead Sciences (GILD), Illumina (ILMN), SolarCity (SCTY), Splunk (SPLK) and Under Armour (UA).

As always, we thank you for your confidence and continued investment in the Berkshire Focus Fund.

Malcolm R. Fobes III Chairman and Chief Investment Officer

Audited Financial Statements
12/31/2013

PORTFOLIO OF INVESTMENTS – BERKSHIRE FOCUS FUND
December 31, 2013

Shares		Value

	COMMON STOCKS – 99.68%	$71,253,262
	(Cost $62,258,597)

	APPAREL CLOTHING – 4.87%	3,481,057
5	Michael Kors Holdings Ltd*	406
39,870	Under Armour, Inc. (Class A)*	3,480,651

	AUTOMOBILE MANUFACTURERS – 1.98%	1,414,785
9,405	Tesla Motors, Inc.*	1,414,785

	BIOTECHNOLOGY – 6.96%	4,975,187
5	Alexion Pharmaceuticals, Inc.*	664
2,535	Biogen Idec, Inc.*	708,715
5	Celgene Corp.*	845
9,510	Gilead Sciences, Inc.*	714,201
32,095	Illumina, Inc.*	3,549,386
5	Regeneron Pharmaceuticals, Inc.*	1,376

	BUSINESS SOFTWARE & SERVICES – 17.71%	12,656,517
27,990	NetSuite, Inc.*	2,883,530
64,315	Salesforce.com, Inc.*	3,549,545
38,900	Splunk, Inc.*	2,671,263
42,715	Workday, Inc. (Class A)*	3,552,179

	COMPUTER HARDWARE – 14.72%	10,524,735
18,760	Apple, Inc.	10,524,735

	INTERNET SOCIAL MEDIA – 10.20%	7,293,740
87,310	Facebook, Inc. (Class A)*	4,771,404
9,855	LinkedIn Corp. (Class A)*	2,136,860
5,000	Twitter, Inc.*	318,250
975	Yelp, Inc.*	67,226

	INTERNET SOFTWARE & SERVICES – 36.37%	26,000,311
15,840	Amazon.com, Inc.*	6,316,834
18,735	Baidu, Inc. – ADR*	3,332,582
5,925	Google, Inc. (Class A)*	6,640,207
8,615	Netflix, Inc.*	3,171,784
5,625	Priceline.com, Inc.*	6,538,500
10	Yahoo!, Inc.*	404

	RENEWABLE ENERGY – 3.76%	2,684,461
47,245	SolarCity Corp.*	2,684,461

	RESTAURANTS – 3.11%	2,221,693
4,170	Chipotle Mexican Grill, Inc.*	2,221,693

	RETAIL – 0.00%	776
10	Tractor Supply Co.	776

	EXCHANGE TRADED FUNDS – 0.00%	3,044
	(Cost $2,374)
10	iShares Russell 2000	1,153
10	Powershares QQQ	880
5	ProShares Ultra S&P 500	498
5	ProShares Ultra QQQ	513

	TOTAL INVESTMENT SECURITIES – 99.68%	71,256,306
	(Cost $62,260,971)

	OTHER ASSETS IN EXCESS OF LIABILITIES – 0.32%	227,320

	NET ASSETS – 100.00%	$71,483,626
	Equivalent to $17.83 per share
	*non-income producing
	(see accompanying notes to financial statements)

STATEMENT OF ASSETS AND LIABILITIES – BERKSHIRE FOCUS FUND
December 31, 2013

ASSETS
Investment securities:
At cost	$62,260,971
At value	$71,256,306
Cash	2,814,683
Receivable for securities sold	1,412,615
Receivable for capital shares sold	124,888
Total Assets	75,608,492

LIABILITIES
Payable for securities purchased	3,970,977
Payable for capital shares redeemed	37,295
Payable to affiliate (Note 5)	116,504
Accrued expenses	90
Total Liabilities	4,124,866

NET ASSETS	$71,483,626

Net assets consist of:
Paid-in capital	$63,860,717
Accumulated net realized losses from security transactions	(1,372,426)
Net unrealized appreciation on investments	8,995,335
Net Assets	$71,483,626

Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized, without par value)	4,009,257

Net asset value and offering price per share	$17.83

Minimum redemption price per share*	$17.47

*The Fund will impose a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.

(see accompanying notes to financial statements)

STATEMENT OF OPERATIONS – BERKSHIRE FOCUS FUND
For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends	$218,057
Total Investment Income	218,057

EXPENSES
Investment advisory fees (Note 5)	808,560
Administrative fees (Note 5)	267,049
Interest expense	2,596
Total Expenses	1,078,205

NET INVESTMENT LOSS	(860,148)

REALIZED AND UNREALIZED
GAINS ON INVESTMENTS
Net realized gains from security transactions	10,413,713
Net change in unrealized appreciation/depreciation on investments	9,540,390

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS	19,954,103

NET INCREASE IN NET ASSETS
FROM OPERATIONS	$19,093,955

(see accompanying notes to financial statements)

STATEMENTS OF CHANGES IN NET ASSETS – BERKSHIRE FOCUS FUND
For the Years Ended December 31, 2013 and December 31, 2012

	Year	Year
	Ended	Ended
	12/31/13	12/31/12
FROM OPERATIONS:
Net investment loss	$(860,148)	$(808,313)
Net realized gains from security transactions	10,413,713	6,166,150
Net change in unrealized appreciation/
depreciation on investments	9,540,390	(393,357)
Net increase in net assets from operations	19,093,955	4,964,480

FROM DISTRIBUTIONS:
Net realized gains from security transactions	(8,107,563)	–
Net decrease in net assets resulting from
distributions paid	(8,107,563)	–

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	25,092,563	43,100,071
Proceeds from reinvested distributions	7,988,148	–
Proceeds from redemption fees (Note 6)	34,784	58,345
Payments for shares redeemed	(26,521,424)	(24,410,604)
Net increase in net assets from
capital share transactions	6,594,071	18,747,812

TOTAL INCREASE IN NET ASSETS	17,580,463	23,712,292

NET ASSETS:
Beginning of period	53,903,163	30,190,871
End of period(a)	$71,483,626	$53,903,163

CAPITAL SHARE ACTIVITY:
Shares sold	1,455,022	2,979,612
Shares reinvested	449,530	–
Shares redeemed	(1,730,797)	(1,730,680)
Net increase in shares outstanding	173,755	1,248,932
Shares outstanding, beginning of period	3,835,502	2,586,570
Shares outstanding, end of period	4,009,257	3,835,502

(a) Accumulated undistributed net investment income is $0 for both years presented.

(see accompanying notes to financial statements)

FINANCIAL HIGHLIGHTS – BERKSHIRE FOCUS FUND
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

NET ASSET VALUE,
BEGINNING OF PERIOD	$14.05	$11.67	$12.61	$8.66	$4.71

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.22)	(0.22)	(0.28)	(0.14)	(0.09)
Net realized and unrealized gains
(losses) on investments	6.26	2.59	(0.73)	4.09	4.03
Total from investment operations	6.04	2.37	(1.01)	3.95	3.94

Proceeds from redemption fees	0.01	0.01	.00.07	0.00 (b)	.00.01

LESS DISTRIBUTIONS:
Distributions from net realized gains	(2.27)	0.00	0.00	0.00	0.00
Total distributions	(2.27)	0.00	0.00	0.00	0.00

NET ASSET VALUE,
END OF PERIOD	$17.83	$14.05	$11.67	$12.61	$8.66

TOTAL RETURN(c)	43.09%	20.39%	(7.45%)	45.61%	83.86%

SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of period (thousands) $	71,484	$53,903	$30,191	$30,562	$18,819

Ratio of expenses to average net assets(d)	2.00%	2.00%	2.01%	2.00%	2.00%
Ratio of net investment loss to
average net assets	(1.60%)	(1.64%)	(1.88%)	(1.87%)	(1.50%)

Portfolio turnover rate(e)	464.1%	613.8%	796.3%	950.5%	833.0%

(a) Net investment loss per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.
(b) Amount is less than $0.01 per share.
(c) Total return represents the rate that the investor would have earned or (lost) on an investment in the Fund assuming reinvestment of dividends.
(d) The ratio of expenses to average net assets includes interest expense. The ratio excluding interest expense would be 2.00%.
(e) Portfolio turnover is greater than most funds due to the investment style of the Fund.

(see accompanying notes to financial statements)

NOTES TO FINANCIAL STATEMENTS
December 31, 2013

1. Organization

     The Berkshire Focus Fund (the “Fund”) is a non-diversified series of The Berkshire Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware business trust on November 25, 1996. The Fund commenced operations on July 1, 1997. The Fund’s investment objective is to seek long-term growth of capital primarily through investments in equity securities.

2. Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies:

     Securities valuation — The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by Nasdaq are valued at the last reported sale price as of the close of the regular session of trading on the NYSE, or, if not traded, at the most recent bid price. Securities which are traded in the over-the-counter market, and which are not quoted by Nasdaq, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

     The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS
December 31, 2013

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Software & Services	$26,000,311	–	–	$26,000,311
Business Software & Services	12,656,517	–	–	12,656,517
Computer Hardware	10,524,735	–	–	10,524,735
Internet Social Media	7,293,740	–	–	7,293,740
Biotechnology	4,975,187	–	–	4,975,187
Apparel Clothing	3,481,057	–	–	3,481,057
Renewable Energy	2,684,461	–	–	2,684,461
Restaurants	2,221,693	–	–	2,221,693
Automobile Manufacturers	1,414,785	–	–	1,414,785
Retail	776	–	–	776
Total Common Stocks	71,253,262	–	–	71,253,262
Exchange Traded Funds	3,044	–	–	3,044
Total Investments	$71,256,306	–	–	$71,256,306

     There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report. It is the Fund’s policy to consider transfers into or out of Level 1, Level 2 or Level 3 as of the end of the reporting period. The Fund did not hold any derivative instruments during the reporting period.

     Investment income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

     Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

     Security transactions — Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

     Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS
December 31, 2013

     Federal income tax — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) necessary to qualify as a regulated investment company. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     As of and during the year ended December 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense on the statement of operations. During the year, the Fund did not incur any tax-related interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2010.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

     Other — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. For the year ended December 31, 2013, the Fund increased accumulated net investment income by $860,148 and decreased accumulated net realized losses from security transactions by $860,148.

3. Investment Transactions

     Purchases and sales of investment securities (excluding short-term instruments) for the year ended December 31, 2013 were $250,471,521 and $252,238,997, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

4. Tax Information

     As of December 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Federal income tax cost	$63,661,449
Gross unrealized appreciation	$9,168,739
Gross unrealized depreciation	(1,573,882)
Net unrealized appreciation	7,594,857
Undistributed ordinary income	28,052
Accumulated gains	–
Total accumulated gains	$7,622,909

NOTES TO FINANCIAL STATEMENTS
December 31, 2013

The cost basis of investments for tax and financial reporting purposes differs primarily due to the deferral of capital losses from wash sales.

There was a short-term capital gain distribution paid in the amount of $8,107,563 during the year ended December 31, 2013. Short-term capital gain distributions are considered ordinary income distributions for tax purposes. There were no distributions paid during the year ended December 31, 2012.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2013, the Fund had no accumulated net realized capital loss carryforwards. During the year ended December 31, 2013, the Fund utilized $2,291,935 of its outstanding capital loss carryforward.

5. Related Party Transactions, Investment Advisory and Administrative Fees

     Certain Officers and Trustees of the Trust are also Officers and Directors of Berkshire Capital Holdings, Inc. (“Berkshire Capital”). The non-interested Trustees of the Fund were paid $12,373 in Trustee fees and expenses directly by Berkshire Capital during the year ended December 31, 2013.

     The Fund has an Investment Advisory Agreement (the “Advisory Agreement”) and a separate Administration Agreement with Berkshire Capital. Under the Advisory Agreement, Berkshire Capital will determine what securities will be purchased, retained or sold by the Fund on the basis of a continuous review of the portfolio. For the services it provides under the Advisory Agreement, Berkshire Capital receives a fee accrued each calendar day (including weekends and holidays) at a rate of 1.50% per annum of the daily net assets of the Fund. Under the Administration Agreement, Berkshire Capital renders all administrative and supervisory services of the Fund, as well as facilities furnished and expenses assumed. For these services, Berkshire Capital receives a fee at the annual rate of 0.50% of the Fund’s average daily net assets up to $50 million, 0.45% of average net assets from $50 million to $200 million, 0.40% of average net assets from $200 million to $500 million, 0.35% of average net assets from $500 million to $1 billion and 0.30% of average net assets in excess of $1 billion. Such fee is computed as a percentage of the Fund’s daily net assets and is accrued each calendar day (including weekends and holidays). For the year ended December 31, 2013, Berkshire Capital was paid an investment advisory fee of $808,560 and an administration fee of $267,049 from the Fund. The amount due to Berkshire Capital for these fees at December 31, 2013 totaled $116,504.

NOTES TO FINANCIAL STATEMENTS
December 31, 2013

6. Redemption Fee

     The Fund may impose a redemption fee of 2.00% on shares held for 90 days or less. For the year ended December 31, 2013, proceeds from redemption fees were $34,784.

7. Beneficial Ownership

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2013, National Financial Services Corp. and Charles Schwab & Co. beneficially owned, in aggregate, 42.80% and 25.65% of the Fund, respectively.

8. Subsequent Events

     In preparing these financial statements, management has performed an evaluation of subsequent events after December 31, 2013 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES

The Berkshire Funds
San Jose, California

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Berkshire Focus Fund (the “Fund”), a series of The Berkshire Funds, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Berkshire Focus Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

Cleveland, Ohio
February 28, 2014

ADDITIONAL INFORMATION (unaudited)

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees, administrative fees and interest expense. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Fund on July 1, 2013 and held through December 31, 2013.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $20.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes advisory fees, administrative fees and interest expense. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%

ADDITIONAL INFORMATION (unaudited)

hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2013 to
	July 1, 2013	December 31, 2013	December 31, 2013
Actual	$1,000.00	$1,353.60	$11.81

Hypothetical	$1,000.00	$1,015.17	$10.11
(5% annual return before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

OTHER INFORMATION

Proxy Voting Guidelines

Berkshire Capital Holdings, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility and a record of the Fund’s proxy votes for the most recent twelve month period ended June 30, are available without charge, upon request, by calling toll free 1-877-526-0707. They are also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Service Section 871(k)(2)(c) for the Fund was 100%.

ADDITIONAL INFORMATION (unaudited)

Trustee and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The SAI includes additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling toll-free 1-877-526-0707.

Interested Trustees and Officers

Number of
		Term of		portfolios in
		office and	Principal	fund complex	Other directorships
	Position(s) held	length of	occupation during	overseen by	held by trustee
Name, address and age	with trust	time served	past five years	trustee	and officer

Malcolm R. Fobes III*	Trustee, President,	Indefinite;	Chairman and CEO;	1	Independent Director;
475 Milan Drive	Treasurer, Secretary,	Since 1996	Berkshire Capital		United States
Suite #103	Chief Investment		Holdings, Inc.		Oil Fund,
San Jose, CA 95134	Officer, Chief Financial		(1993 – present)		United States
Age: 49	Officer and Chief				Natural Gas Fund,
	Compliance Officer				United States
12 Month Oil Fund,
United States
Gasoline Fund,
United States
Heating Oil Fund,
United States
Short Oil Fund,
United States
12 Month Natural
Gas Fund,
United States
Brent Oil Fund,
United States
Commodity Index Fund,
United States
Agriculture Index Fund,
United States
Copper Index Fund,
United States
Metals Index Fund

* Trustees who are considered “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

Disinterested Trustees

Number of
		Term of		portfolios in
		office and	Principal	fund complex
	Position held	length of	occupation during	overseen by	Other directorships
Name, address and age	with trust	time served	past five years	trustee	held by trustee

Leland F. Smith	Independent	Indefinite;	Chairman and CEO;	1	None
475 Milan Drive	Trustee	Since 1997	Elesco Ltd.*
Suite #103			(1989 – present)
San Jose, CA 95134
Age: 75

Andrew W. Broer	Independent	Indefinite;	Senior Manager	1	None
475 Milan Drive	Trustee	Since 1998	Data Center
Suite #103			Operations;
San Jose, CA 95134			Box, Inc.
Age: 48			(2013 – present)

* Elesco Ltd. provides consulting services for corporations and government agencies in the field of land-use management.

ADDITIONAL INFORMATION (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     The Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) with Berkshire Capital Holdings, Inc. (the “Adviser”) at a meeting on December 14, 2013.

     The Trustees were assisted by experienced independent legal counsel throughout the contract review process. The Independent Trustees discussed the proposed continuance in executive session with such counsel at which no representatives of the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. Among other factors, the Trustees considered the Fund’s performance; the nature, extent and quality of the services provided; the costs of the services provided; any profits realized by the Adviser; the extent to which economies of scale will be realized as the Fund grows; and whether fees reflect those economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

     At the December 14, 2013 Board meeting, a representative of the Adviser referred the Trustees to the materials that had been provided to them for purposes of their consideration of the Advisory Agreement. He reviewed the services provided by the Adviser to the Fund and he reported that there were no material changes in the structure or relationships of the Adviser. The representative next reviewed with the Trustees the average total returns of the Fund through September 30, 2013 (year-to-date, 1-year, 3-years, 5-years and 10-years), and the expense ratios and management fees of the Fund in comparison with funds in the Lipper Science and Technology Fund category with net assets ranging from $25 million to $100 million. He also reviewed comparisons of the Fund’s performance with its benchmark indices, as well as the Lipper Science and Technology Funds Index and Lipper Multi-Cap Growth Funds Index (the “Lipper peer groups”).

Investment Performance

     The Trustees then considered the investment performance of the Fund over various periods of time ended September 30, 2013, as compared to its benchmark indices and the Lipper peer groups. The Trustees noted in particular the investment performance delivered by the Adviser to the Fund over the past 3-year, 5-year and 10-year periods, remarking that the Fund had outperformed its benchmark indices and its Lipper peer groups for those periods. The Trustees also noted that, although the Fund trailed one of its benchmark indices and the Lipper peer groups for the 1-year period, its year-to-date performance was significantly better than that of the benchmark indices and Lipper peer groups.

ADDITIONAL INFORMATION (unaudited)

Nature, Extent and Quality of Services Provided by the Investment Adviser

     The Trustees then reviewed the nature, quality and scope of current and anticipated services provided by the Adviser under the Advisory Agreement. The Trustees also analyzed the Adviser’s experience and the capabilities of the Adviser’s portfolio manager. For example, the Trustees reviewed and discussed the Adviser’s Form ADV and internal compliance policies, as well as the experience of the Adviser as investment adviser or sub-adviser to other investment companies. In addition to the above considerations, the Trustees reviewed and considered a description of the Adviser’s portfolio and brokerage transactions, noting that the Adviser received no soft dollars. Based on this review, the Trustees concluded that the range and quality of services to be provided by the Adviser to the Fund were appropriate and continued to support its original selection of the Adviser.

     The Trustees next reviewed the terms of the Advisory Agreement and the Administration Agreement, concluding after discussion with independent counsel that it was appropriate to consider them together, given the fact that the Adviser was performing all services under the agreements and that the Administration Agreement called for the Adviser to pay substantially all of the Fund’s expenses (except for the investment advisory fee). The Trustees concluded that it would be putting form over substance to treat the two agreements separately. The representative of the Adviser then reviewed the advisory fee and expense ratio for the Fund and compared the fee and expense ratio with the advisory fees and expense ratios of the Fund’s peer group. He noted that the expense ratio was more meaningful than the actual advisory fees because the agreements have a “universal fee” structure where the Adviser pays substantially all of the expenses of the Fund and is compensated with a higher fee. The representative further noted that most of the funds in the peer group comparisons do not share this structure.

     After discussion, the Trustees agreed that, instead of comparing actual advisory fees, it was more appropriate to compare total expense ratios, due to the universal fee structure. The Trustees further noted that some of the funds in the peer group were one class of a fund that had many classes and, thus, benefit from economies of scale provided by the other classes. The Trustees noted that the Fund’s total expense ratio was near the top of the third quartile when compared to funds in the Lipper Science and Technology Funds category with net assets ranging from $25 million to $100 million, while the industry average was near the bottom of the third quartile. The Trustees also reviewed information regarding the expense ratios of similar funds within its benchmark category, as provided by Morningstar (the “Comparison Funds”). The Trustees remarked that, while the average expense ratio of the Comparison Funds was below that of the Fund, many of the Comparison Funds had higher expense ratios than the Fund.

     At this point, the representative added that the work involved in running the Fund was significantly higher than for most other funds. He stated that he is actively managing every day, using a time-intensive process to follow news regarding each of the stocks in the portfolio and stocks that he is considering for the portfolio. He estimated that 10% of the net positive performance of the Fund is generated by his doing trading “on the edges” to take advantage of short-term movements in particular stocks. Based on their review, the Trustees concluded that the cost of services provided by the Adviser was appropriate.

ADDITIONAL INFORMATION (unaudited)

Profitability of the Adviser

     The Trustees next considered an analysis of the profitability of the Adviser from the fees payable under the Advisory Agreement and the Administration Agreement. In addition, the Trustees reviewed the financial condition of the Investment Adviser, as well as information from a 2011 Lipper profitability analysis of 26 investment managers comprising nearly one quarter of total investment company assets, giving median (and the range of ) profitability margins with and without distribution and marketing expenses. The representative of the Adviser then reviewed the profitability analysis with the Trustees, noting that no rent expenses and no distribution or marketing expenses were deducted. The Trustees remarked that the Adviser’s level of profitability was below the median profit margins reported in the Lipper analysis, and therefore concluded that the Adviser’s profitability was in the acceptable range.

Economies of Scale

     The Trustees next considered whether the Fund has appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The representative of the Adviser reminded the Trustees that the Adviser’s fees under the Administration Agreement contain breakpoints and noted that the Fund was already receiving the benefit of the fee reduction at the first break point. The Trustees acknowledged that the Adviser was entitled to reasonable profits and indicated that the existing breakpoints should pass on the benefits of economies of scale to shareholders.

Conclusion

     At this point, the Trustees indicated that it was their consensus that the information presented and the discussion of the information were adequate for making a determination regarding the renewal of the Advisory Agreement. As to the nature, extent and quality of services provided by the Adviser, the Trustees expressed their common opinion that the Adviser provides excellent services to the Fund and that the extent of the services is consistent with the Board’s expectations. They complimented the Adviser on the Fund’s outstanding performance over the last ten years. The Trustees then concluded that, based on their review of the fees and overall expense comparisons, as well as all information relating to the profitability of the Adviser, that the advisory and administration fees were reasonable and that the arrangements were not generating excessive profits to the Adviser. The Trustees further concluded that the existing fee breakpoints would make the Adviser’s fees reflective of economies of scale.

     After further discussion, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees unanimously determined that the continuation of the Advisory Agreement for an additional year was in the best interests of the Fund and its shareholders.

Board of Trustees
Malcolm R. Fobes III, Chairman
Leland F. Smith
Andrew W. Broer

Investment Adviser
Berkshire Capital Holdings, Inc.
475 Milan Drive
Suite #103
San Jose, CA 95134

Counsel
Thompson Hine LLP
312 Walnut Street
14th Floor
Cincinnati, OH 45202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue
Suite #800
Cleveland, OH 44115

Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Drive
Suite #400
Broadview Heights, OH 44147

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive
Suite #302
Milwaukee, WI 53212

Website
www.berkshirefunds.com

Copyright © 2014 The Berkshire Funds

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-526-0707.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services and audit-related services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2013	FYE 12/31/2012
Audit Fees	$13,200	$13,200
Audit-Related Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time, permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser for the last two years. The audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2013	FYE 12/31/2012
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President, Treasurer and Chief Financial Officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on this review, such officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 1, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Berkshire Funds

By /s/ Malcolm R. Fobes III
     Malcolm R. Fobes III
     President and Treasurer

     Date    3/7/14

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By /s/ Malcolm R. Fobes III
     Malcolm R. Fobes III
     President and Treasurer

     Date    3/7/14